UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey 08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders of Blonder Tongue Laboratories, Inc. (the “Company”) was held on May 25, 2022. On April 14, 2022, the record date for the 2022 Annual Meeting, 13,271,749 shares of the Company’s common stock were outstanding and entitled to one vote per share upon all matters submitted at the 2022 Annual Meeting. The matters voted on at the 2022 Annual Meeting and the voting results for each matter are set forth below.

(i) Election of Directors. The following nominees were elected to serve as Class III directors of the Company, each to hold office for a three-year term to expire at the Company’s annual meeting of stockholders in 2025.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Charles E. Dietz	6,361,972	636,143	3,009,437
Michael Hawkey	6,386,100	612,015	3,009,437
James F. Williams	6,234,385	763,560	3,009,437

(ii) Proposal to amend the 2016 Director Equity Incentive Plan to increase the aggregate number of shares of common stock available for grants and awards by 750,000. Stockholders approved the amendment to the 2016 Director Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,409,323	576,116	12,676	3,009,437

(iii) Proposal to amend the Company’s Restated Certificate of Incorporation to increase the authorized shares of the common stock of the Company from 25,000,000 to 50,000,000. Stockholders approved the amendment to the Restated Certificate of Incorporation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,628,406	377,550	1,596	0

(iv) Advisory vote on executive compensation. Stockholders passed an advisory resolution to approve the Company’s executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,302,853	323,881	371,381	3,009,437

(v) Ratification of Independent Registered Public Accounting Firm. Stockholders approved a proposal to ratify the appointment of Marcum LLP, certified public accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,970,990	30,144	6,418	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: May 26, 2022

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